UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2021

MP MATERIALS CORP.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-39277	84-4465489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6720 Via Austi Parkway, Suite 450 Las Vegas, Nevada	89119
(Address of principal executive offices)	(Zip Code)

(702) 844-6111

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.0001 per share	MP	New York Stock Exchange
Warrants to purchase Class A Common Stock	MPWS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On March 23, 2021, MP Materials Corp. (the “Company”) issued a press release made pursuant to Rule 135c under the Securities Act of 1933, as amended (the “Securities Act”), announcing the pricing of a private offering of $600 million aggregate principal amount of its 0.25% Green Convertible Senior Notes due 2026 (the “notes”). The Company has also granted initial purchasers of the notes an option to purchase, exercisable within the 30-day period immediately following the pricing date of the offering, up to an additional $90 million aggregate principal amount of the notes. The notes are being offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act. The full text of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Concurrently with the pricing of the notes offering, on March 23, 2021, the Company also announced the pricing of its underwritten secondary public offering by certain existing stockholders of the Company of 6.0 million shares of their Company common stock and a 30-day option granted to the underwriters to purchase up to an additional 900,000 shares of common stock from such existing stockholders solely to cover over-allotments at a price to the public of $35.00 per share. The Company has filed a registration statement (including a base prospectus) and a preliminary prospectus supplement with the U.S. Securities and Exchange Commission (“SEC”) for the offering, and the offering is being made only by means of such prospectus supplement and accompanying base prospectus, which together form part of the Company’s effective shelf registration statement on Form S-1 (File No. 333-251239).

This report shall not constitute an offer to sell or the solicitation of an offer to buy the notes, shares of Company common stock or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release issued on March 23, 2021 by MP Materials Corp. regarding pricing of notes offering

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2021	MP MATERIALS CORP.

	By:	/s/ Ryan Corbett
Ryan Corbett Chief Financial Officer

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